PROMISSORY NOTE

$459,850.00

$459,850.00

UNITED STATES OF AMERICA

State of Georgia

This Note is in the amount of $459,850.00

Diaspora Food International, a Georgia company, with a principal office located at 4480-H South Cobb Drive, Suite 217, Atlanta, GA 30303 for value received hereby promise to pay to Enoyloh LLC the sum of Four Hundred Fifty-nine Thousand Eight Hundred Fifty ($459,850.00) Dollars plus accrued interest at the rate of twenty-five (25%) percent per annum on the date which is twenty-four (24) months from the date of receipt by the undersigned of the investment in the principal amount of $459,850.00, or the total gross revenue is equal to or greater than $2,500,000. Additionally, Enoyloh LLC will receive an equal value in any expansion of the company.

This investment shall be collateralized by the existing inventory which are owned or controlled by the Principal Owner and which was purchased after the date of receipt of the initial funds from the Investor.

For the purpose of clarification the principal investment made in full as follows:

1.

$20,000 on July 18, 2014

2.

$135,000 on July 22, 2014

3.

$20,000 on September 10, 2014

4.

$15,000 on September 15, 2014

5.

$15,000 on September 24, 2014

6.

$45,000 on October 15, 2014

7.

$55,000 on October 16, 2014

8.

$10,000 on November 20, 2014

9.

$10,000 on December 9, 2014

10.

$1,500.00 on December 5, 2014

11.

$20,000 on January 29, 2015

12.

$50,000 on January 31, 2015

13.

$15,000 on February 20, 2015

14.

$8,000 on March 13, 2015

15.

$7,000.00 on March 24, 2015

16.

$10,000 on April 23, 2015

17.

$5,000.00 on May 4, 2015

18.

$3,150.00 on May 13, 2015

19.

$10,000.00 on May 22, 2015

20.

$3,000.00 on June 10, 2015

21.

$1,000.00 on June 20, 2015

22.

$1,200.00 on June 30, 2015

This Note shall be governed in all respects by the laws of the State of Georgia.

IN WITNESS WHEREOF, the parties have caused these presents to be signed the day and year first above written.

Dated:  June 16, 2015

By:  _____________________

Authorized Signatory

Principal Owner